Exhibit 10.13.10

PROMISSORY NOTE

$4,550,000.00 **April 28th, 2021**

Loan Number: **21-2421**

FOR VALUE RECEIVED, **MCA NAPLES, LLC, a Tennessee limited liability company** ("Borrower"), promises to pay to the order of **BENWORTH CAPITAL PARTNERS, LLC, a Florida limited liability company**, organized and existing under the laws of the State of Florida ("Lender"), whose address is **7000 SW 97th Avenue, Suite 201, Miami, Florida 33173**, the principal sum of **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)** together with interest on the outstanding balance thereof, at the rate and on the terms set forth herein.

1. Loan. This is a Note evidencing a loan in the amount of the **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)** ("Loan") given by Lender to Borrower in accordance with the terms of provisions contained herein and certain other loan documents executed by Borrower in favor of Lender in connection with the Loan, including, but not limited to, a Mortgage, an Assignment of Rents and Leases, a Guaranty and certain additional documents executed and delivered in conjunction herewith ("Loan Documents").

2. Payments. Monthly installments of interest only payments shall be due and payable each month, which payments shall consist of all accrued but unpaid interest on the unpaid principal balance of this Note, commencing **June 1st, 2021** and payable on the same day of each calendar month thereafter ("Payment Date") until **May 1st, 2023** ("Maturity Date"). The monthly installments of interest only payments shall be paid on the principal amounts actually disbursed by Lender or owed in accordance with the Note, Loan Agreement and Loan Documents, including but not limited to any future funds disbursed to Borrower. On the Maturity Date the entire unpaid principal balance due under this Note, together with all accrued interest thereon and all other sums payable hereunder or pursuant to any of the Loan Documents shall be due and payable in full. Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at the office or other location as Lender may hereafter designate from time to time. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

3. Interest Rate. Interest shall accrue and shall be paid in accordance with this Note at the per annum interest rate of **NINE AND NINETY-FIVE HUNDREDTHS (9.95%)** (the "Rate")

4. Prepayment. This Note does not contain a Prepayment Penalty. Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Lender from or on behalf of Borrower, and Borrower irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower in such order of priority as Lender may deem advisable.

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5. Loan Documents. This Note is executed and delivered in conjunction with the Loan Documents which contain provisions for acceleration of the maturity hereof upon the happening of certain events. Payment of this Note is secured by, among other things, the Mortgage made by Borrower in favor of Lender, encumbering certain real property located in Collier County, Florida, more particularly described in the Mortgage. A default under any of the agreements, conditions, covenants, provisions and stipulations contained in any of the Loan Documents shall be a default hereunder.

6. Late Fees. If any installment of interest or principal and interest or any other payment, including the final payment due upon maturity, is not paid within five (5) days after it becomes due, then a late charge of five (5%) percent of the delinquent installment shall immediately be due and payable by Borrower. The late charge is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The late charge shall be immediately due and payable and shall be paid by the Borrower to the Lender without notice or demand; provided, however, under no circumstances shall any such late charge be imposed which shall be in excess of the maximum allowed late fee or legal interest rate chargeable under Florida law. If the late fee referred to above, is above the maximum allowed late fee, then Lender shall have the right to charge the maximum allowed at its discretion.

7. Default and Acceleration. It is understood and agreed that if any payment of the Loan, or any installment thereof, or any interest thereon, is not made when due, or if a default occurs in the performance of or compliance with any of the covenants and conditions of any Loan Document then, in any or all such events, the entire amount of principal due pursuant to this Note, together with all interest then accrued, shall, at the option of the Lender, become due, payable and collectible, time being of the essence of this Note. Failure or delay on the part of the Lender in exercising said option shall not operate as a waiver of the right to exercise said option any time during the continuance of any such default or in the event of any subsequent default.

8. Remedies. The remedies of Lender as provided herein or in the Loan Documents, shall, be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

9. Liability and Waiver. This Note shall be the joint and several obligation of Borrower, co-makers, sureties, guarantors, and endorsers, and shall be binding upon them, their heirs, personal representatives, successors, and assigns. Each and every of the aforementioned parties, and all other parties, and all other persons now or hereafter becoming parties hereto and obligated or liable for the payment hereof, do, jointly and severally waive, to the extent permissible under applicable law, demand, presentment for payment, protest and notice of protest and nonpayment of this Note, waive, to the extent permissible under applicable law, notice of intent to accelerate the maturity hereof, waive, to the extent permissible under applicable law, notice and consent to any advances, extensions or renewals of this Note or any part thereof, waive, to the extent permissible under applicable law, all applicable exemption rights in the Property and any

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other security instruments securing the indebtedness evidenced by this Note, whether under the State Constitution, Homestead Laws or otherwise, and also waive valuation and appraisement, agree to any substitution, exchange, addition or release of any of the security for the indebtedness evidenced by this Note, or the addition or release of any party or person primarily or secondarily liable hereon, agree that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower, any guarantor or any other person or party to become liable hereunder, or against any security, in order to enforce the payment of this Note, and, if this Note becomes in default, to pay all reasonable costs of collection, including attorneys' fees and legal assistants' fees and third party costs incurred in the enforcement hereof either prior or subsequent to judgment, whether in judicial proceedings, including but not limited to appellate proceedings or otherwise. The obligation to pay such attorneys' fees and costs shall survive the entry of any judgment hereon and shall not merge with the same.

10. Default Interest. After the Maturity Date or default, this Note shall bear interest at the highest rate permitted under then applicable law (hereinafter the "Default Rate"), provided, however, in the event said highest rate is otherwise indeterminable, the parties agree that the applicable rate shall be twenty-five (25%) percent per annum, further provided, however, in no event shall such rate exceed the highest rate permissible under the applicable law. The Borrower and all endorsers, sureties, guarantors and all others who are, or may become, liable for payment of the indebtedness evidenced by this Note severally agree that interest on any judgment rendered with respect to the indebtedness evidenced by this Note (post-judgment interest) shall accrue at the Default Rate as herein defined as authorized pursuant to Section 55.03(1), *Florida Statutes*.

11. Usury. Borrower does not intend or expect to pay nor does the Lender intend or expect to charge, accept or collect any interest greater than the highest legal rate of interest, which may be allowed by law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by the Lender, and any such excess shall be credited by the Lender to the balance hereof.

12. Head of Household. In the event that the Borrower or any endorser, surety, guarantor, and or any other person who is or may become liable for the payment hereof is or becomes the head of a family as provided in Section 222.11, *Florida Statutes*, the Borrower or such other person agrees that any of Borrower or such other persons disposable earnings that are greater than $750.00 per week may be attached or garnished by Lender for satisfaction of all sums that may be due hereunder, subject to any applicable limitations set forth in the Consumer Credit Protection Act, 15 U.S.C. § 1673.

13. Savings Clause. If any provision or portion of this Note is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Note and the remaining provisions and portions thereof shall continue in full force and effect.

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14. Cross Collateralization. The Borrower and any endorsers, sureties, guarantors, and all others who are or who may become liable for the payment hereof, severally grant to the Lender a continuing first lien security interest in any and all money, general or specific deposits, or property of any such parties now or hereafter in the possession of the Lender. The Borrower and such other parties authorize and empower the Lender, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Lender may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Lender or any of the Lender's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Lender or any of Lender's affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including but not limited to, any letter of credit issued by the Lender for the account of any such parties).

15. Choice of Law. This Note shall be construed, interpreted, enforced, and governed by in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law) and federal law in the event federal law permits a higher rate of interest than state law.

16. Venue. The Borrower and any endorsers, sureties, guarantors, and all others who are or who may become liable for the payment hereof, severally, irrevocably and unconditionally (a) agree that any suit, action or other legal proceeding arising out of or relating to this Note may be brought, at the option of the Lender, in either a court of record of the State of Florida in Collier County or in the United States District Court for the Southern District of Florida; (b) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waive any objection which it or they may have to the laying of venue of any such suit, action or proceeding in any of such courts.

17. Miscellaneous. Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Lender" and "Borrower" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Lender and Borrower. If Borrower consists of more than one person, corporation or other entity the obligations and liabilities hereunder of such persons, corporations or other entities shall be joint and several, and the word "Borrower" shall mean all or some or any of them.

BORROWER HEREBY AGREES THAT IT WILL ONLY BRING SUCH COUNTERCLAIMS AS ARE CONSIDERED COMPULSORY BY THE LAWS OF THE STATE OF FLORIDA AND FLORIDA RULE OF CIVIL PROCEDURE 1.170 IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER ARISING FROM OR IN ANY WAY CONNECTED WITH THIS NOTE, MORTGAGE OR LOAN DOCUMENTS, AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO ALLEGE OR MAINTAIN ANY PERMISSIVE COUNTERCLAIM IN ANY SUCH ACTION OR PROCEEDING.

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LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY LOAN DOCUMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOAN OR EXTENSION OF CREDIT EVIDENCED BY THIS NOTE.

(Signature on following page)

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The, BORROWER has executed this Promissory Note, this **28th** day of **April, 2021**.

BORROWER:

MCA NAPLES, LLC,
a Tennessee limited liability company

____
By: JAMES WALESA, its President

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ACH RIDER TO PROMISSORY NOTE
(Interest Only)

Rider To: **Interest Only Note**

Loan Number: **21-2421**

THIS RIDER to Interest Only Note ("The Rider") is made on **April 28th, 2021** and is incorporated into and shall be deemed to amend and supplement that certain Promissory Note of even date herewith (The "Note") given by **MCA NAPLES, LLC, a Tennessee limited liability company** (The "Borrower(s)") to **BENWORTH CAPITAL PARTNERS, LLC., a Florida limited liability company** (hereinafter the "Lender") which Note is secured by that certain Mortgage (The "Mortgage") of even date herewith and covering the property more particularly described therein and located at:

PARCEL 1:

A FEE INTEREST IN A PORTION OF LOTS 13, 14, AND 15, NAPLES IMPROVEMENT CO'S LITTLE FARMS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, RUN N. 89 DEGREES 26' 51" E., ALONG THE SOUTH LINE OF SAID LOT 12, FOR 20.00 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., PARALLEL WITH THE WEST LINE OF SAID LOT 12 FOR 10,00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., FOR 580.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE N. 00 DEGREES 39' 49" W., FOR 420.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 89 DEGREES 20' 11" E., FOR 196.54 FEET; THENCE RUN S. 30 DEGREES 28' 42" E., FOR 396.02 FEET; THENCE RUN S. 59 DEGREES 31' 18" W., FOR 153.66 FEET; THENCE RUN S. 89 DEGREES 20' 11" W. FOR 260.12 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT INTEREST IN A PARCEL OF LAND LYING IN AND BEING PARTS OF LOTS 12 AND 13, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE RUN ALONG THE SOUTH LINE OF SAID LOT 12, NORTH 89 DEGREES 26' 51" EAST, 20.00 FEET; THENCE ALONG A LINE LYING 20.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF LOTS 12 AND 13 OF SAID NAPLES IMPROVEMENTS CO'S LITTLE FARMS, NORTH 00 DEGREES 39' 49" WEST, 10.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE NORTH 00 DEGREES 39' 49" WEST, 580.00 FEET; THENCE NORTH 89 DEGREES 20' 11" EAST, 55.00 FEET; THENCE SOUTH 00 DEGREES 39' 49" EAST 580.00 FEET; THENCE SOUTH 89 DEGREES 20' 11" WEST FOR 55.00 FEET TO THE POINT OF BEGINNING.

(BEARINGS ARE BASED ON THE WEST LINE OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS AS BEING NORTH 00 DEGREES 39' 49" WEST.)

PARCEL 3:

TOGETHER WITH EASEMENT AS SET FORTH IN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 2213, PAGE 1291, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

A/K/A 2626 GOODLETTE-FRANK RD, NAPLES, FL 34105

In addition to the terms and conditions contained in the Note, the Borrower acknowledges and agrees that Borrower will execute an Agreement for Preauthorized Loan Payments via ACH DEBIT (with a financial institution of their choosing) for the purpose of automatically debiting monthly mortgage payments between the first (1st) and sixth (6th) days of every month for the life of the loan. If any automatic payment is not made then the loan discount provided will be null and void. In the event the loan discount provided is null and void the interest rate will increase to the base rate of 10.20 percent.

MCA NAPLES, LLC,
a Tennessee limited liability company

By: JAMES WALESA, its President